UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: December 18, 2020

(Date of earliest event reported)

COHBAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38326	26-1299952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1455 Adams Drive, Suite 2050

Menlo Park, CA 94025

(Address of principal executive offices and zip code)

(650) 446-7888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CWBR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

COHBAR, INC.

FORM 8-K

Item 1.01 Entry into a Material Definitive Agreement

On December 18, 2020, CohBar, Inc. (“CohBar” or the “Company”) accepted subscriptions (the “Subscription Agreements”) from investors and issued common stock and warrants (the “Warrants”) in the private placement described under Item 3.02 below. The disclosure set forth in Item 3.02 of this Current Report is incorporated by reference into this Item 1.01.

In connection with the Subscription Agreements, the Company entered into note termination agreements (the “Note Termination Agreements”) with certain investors pursuant to which the Company agreed to convert all outstanding amounts due under its 8% Unsecured Promissory Notes Due 2021 (the “Notes”) held by the investors into the common stock and Warrants issued in the private placement described under item 3.02 below.

The forms of the Subscription Agreement and Warrant are filed as Exhibits 10.1 and 4.1 respectively, to this Current Report on Form 8-K. The summaries of the terms of these documents contained herein are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

On December 18, 2020, the Company issued an aggregate of 3,154,115 units at a price of $1.22 per unit. The units were issued in exchange for full satisfaction of the outstanding principal and interest under the Notes held by the investors.

Each unit consists of one share of the Company’s common stock and one warrant to purchase 0.75 of one share of the Company’s common stock at an exercise price of $1.44 per share. Each warrant can be exercised at any time on or after June 18, 2021 and on or prior to June 18, 2026.

The private placement was completed pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) promulgated thereunder.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
4.1	Form of Warrant
10.1	Form of Subscription Agreement

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHBAR, INC.
(Registrant)

December 22, 2020	By:	/s/ Jeffrey F. Biunno
(Date)		Jeffrey F. Biunno Chief Financial Officer

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